

<ARTICLE> 9
<LEGEND>
THIS FINANCIAL DATA SCHEDULE ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995
CONTAINS SUMMARY FINANCIAL INFORMATION WHICH IS INCORPORATED BY REFERENCE FROM
THE 1995 ANNUAL REPORT TO SHAREHOLDERS AND EXTRACTED FROM THE CONSOLIDATED
BALANCE SHEET, CONSOLIDATED STATEMENT OF OPERATIONS, AVERAGE BALANCES, INTEREST,
AND AVERAGE RATES, NONPERFORMING ASSETS, ANNUAL CREDIT LOSS EXPERIENCE, AND
COMPOSITION OF ALLOWANCE FOR CREDIT LOSSES, AND IS QUALIFIED IN ITS ENTIRETY BY
REFERENCE TO THE ANNUAL REPORT AND FORM 10-K FILING.

Any item provided in the schedule, in accordance with the rules governing the schedule, will be subject to liability under the federal securities laws, except to the extent that the financial statements and other information from which the data were extracted violate the federal securities laws. Also, pursuant to Item
601(c)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange
Commission (SEC), the schedule shall not be deemed filed for purposes of Section
11 of the Securities Act of 1933, Section 18 of the Exchange Act of 1934 and
Section 323 of the Trust Indenture Act or otherwise be subject to the liabilities of such sections, nor shall it be deemed a part of any registration statement to which it relates.

</LEGEND>
<MULTIPLIER> 1,000,000

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          DEC-31-1995
<PERIOD-START>                             JAN-01-1995
<PERIOD-END>                               DEC-31-1995
<CASH>                                          14,312
<INT-BEARING-DEPOSITS>                           5,761
<FED-FUNDS-SOLD>                                 5,683
<TRADING-ASSETS>                                 9,516
<INVESTMENTS-HELD-FOR-SALE>                     12,043
<INVESTMENTS-CARRYING>                           4,656
<INVESTMENTS-MARKET>                             4,337
<LOANS>                                        155,373
<ALLOWANCE>                                      3,554
<TOTAL-ASSETS>                                 232,446
<DEPOSITS>                                     160,494
<SHORT-TERM>                                    19,170
<LIABILITIES-OTHER>                             17,232
<LONG-TERM>                                     15,328<F1>
<PREFERRED-MANDATORY>                              602
<PREFERRED>                                          0
<COMMON>                                         2,623
<OTHER-SE>                                      16,997
<TOTAL-LIABILITIES-AND-EQUITY>                 232,446
<INTEREST-LOAN>                                 12,707
<INTEREST-INVEST>                                1,276
<INTEREST-OTHER>                                 1,857<F2>
<INTEREST-TOTAL>                                15,840
<INTEREST-DEPOSIT>                               4,923
<INTEREST-EXPENSE>                               7,378
<INTEREST-INCOME-NET>                            8,462
<LOAN-LOSSES>                                      440
<SECURITIES-GAINS>                                  34
<EXPENSE-OTHER>                                  8,001
<INCOME-PRETAX>                                  4,567
<INCOME-PRE-EXTRAORDINARY>                       4,567
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     2,664
<EPS-PRIMARY>                                     6.49
<EPS-DILUTED>                                     6.45
<YIELD-ACTUAL>                                    4.51
<LOANS-NON>                                      1,888
<LOANS-PAST>                                       411
<LOANS-TROUBLED>                                   113
<LOANS-PROBLEM>                                      0
<ALLOWANCE-OPEN>                                 3,690
<CHARGE-OFFS>                                    1,011
<RECOVERIES>                                       422
<ALLOWANCE-CLOSE>                                3,554
<ALLOWANCE-DOMESTIC>                             2,231
<ALLOWANCE-FOREIGN>                                428
<ALLOWANCE-UNALLOCATED>                            895

<F1> INCLUDES SUBORDINATED CAPITAL NOTES OF $605 MILLION.
<F2> INCLUDES INTEREST INCOME OR TRADING ACCOUNTS ASSETS OF $741 MILLION.

